UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 1, 2016

Date of Report (Date of earliest event reported)

CACHET FINANCIAL SOLUTIONS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-53925	27-2205650
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18671 Lake Drive East Southwest Tech Center A Minneapolis, MN 55317	55317
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 698-6980

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth in Item 1.02 of this Form 8-K is incorporated by reference herein.

Item 1.02 Termination of a Material Definitive Agreement.

On October 12, 2015, the Company entered into a purchase agreement (the “Purchase Agreement”) and a registration rights agreement (the “Registration Rights Agreement,” collectively with the Purchase Agreement, the “Transaction Documents”) with Lincoln Park Capital Fund, LLC (“Lincoln Park”) pursuant to which the Company had the right to sell to Lincoln Park up to $10 million in shares of common stock, subject to certain limitations. Lincoln Park also acquired shares of our common stock and warrants to purchase shares of our common stock outside of the Purchase Agreement.

On July 1, 2016, the Company and Lincoln Park entered into a Mutual Termination and Release Agreement (the “Termination Agreement”) terminating each of the Transaction Documents effective July 1, 2016, as more fully set forth in the Termination Agreement filed as Exhibit 99.1 to this Current Report on Form 8-K, and incorporated herein by reference. Under the Termination Agreement, certain provisions of the Purchase Agreement survive the termination of the Purchase Agreement for a limited period, including certain covenants in the Purchase Agreement prohibiting the Company from entering into certain non-exempt variable rate transactions (the “Variable Rate Covenants”). Lincoln Park has also waived the application of the Variable Rate Covenants to certain previous issuances of securities by the Company. The parties have also agreed to mutually release each other from any and all claims under the Transaction Documents, except for certain surviving obligations set forth in the Termination Agreement. The Company agreed to issue to Lincoln Park warrants to purchase up to 1,500,000 shares of the Company’s common stock which warrants are immediately exercisable at an exercise price of $0.40 per share for five years from July 1, 2016. The form of warrant is attached as Exhibit A to the Termination Agreement.

The Company and Lincoln Park have agreed to enter into the Termination Agreement and terminate the Purchase Agreement because under the terms of each of the convertible notes issued by the Company on June 9, 2016, the Company is required to terminate the Purchase Agreement.

Item 3.02. Unregistered Sales of Equity Securities

The information set forth in Item 1.02 of this Form 8-K is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Mutual Termination and Release Agreement, dated as of July 1, 2016, by and between Cachet Financial Solutions, Inc. and Lincoln Park Capital Fund, LLC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 1, 2016

CACHET FINANCIAL SOLUTIONS, INC.

By:	/s/ Bryan Meier
Bryan Meier
Chief Financial Officer

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